NUVEEN CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED OCTOBER 11, 2011

TO THE SUMMARY PROSPECTUS DATED OCTOBER 29, 2010,

AS SUPPLEMENTED MAY 31, 2011

Effective October 10, 2011, John C. Simmons is no longer a portfolio manager of the fund. David R. Cline and James A. Colon remain portfolio managers of the fund.

There have been no changes in the fund’s investment objective or policies.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CALLOS-1011P